UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):    April 27, 2015

THE FRESH MARKET, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34940 (Commission File Number)	56-1311233 (IRS Employer Identification No.)

628 Green Valley Road, Suite 500, Greensboro, NC 27408

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (336) 272-1338

Not Applicable

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K (the “Original 8-K”) The Fresh Market, Inc. (the “Company”) filed with the Securities and Exchange Commission on April 30, 2015, regarding the election of Michael D. Casey and Robert K. Shearer to the Board of Directors (the “Board”) of the Company, to include the Board committee assignments for Messrs. Casey and Shearer, which had not been determined at the time of filing the Original 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On June 3, 2015, the Company's Board appointed Mr. Casey as a member of the Compensation Committee of the Board and Mr. Shearer as a member of the Audit Committee of the Board, each effective as of that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FRESH MARKET, INC.

Dated: June 5, 2015	By:	/s/ Scott F. Duggan
Name: Scott F. Duggan
Title: Senior Vice President - General Counsel